UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               May 22, 2006

Metris Master Trust
(Exact name of registrant as specified in its charter)

                     HSBC FINANCE CORPORATION
(Servicer of the Trust)
(Exact name as specified in Servicer's charter)

Delaware (State or other jurisdiction of incorporation of Servicer)	000-23961 (Commission File Number)	Not Applicable (IRS Employer Identification Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer)		60070 (Zip Code)
Servicer's telephone number, including area code 847/564-5000 Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

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Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits.
Exhibit Number	Exhibit
99 (a)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 1999-2 Securities.

99 (b)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2001-2 Securities.

99 (c)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2002-4 Securities.

99 (d)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2004-1 Securities.

99 (e)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2004-2 Securities.

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99 (f)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2005-1 Securities.

99 (g)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2005-2 Securities.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HSBC FINANCE CORPORATION, as Servicer of and on behalf of the METRIS MASTER TRUST (Registrant) By: /s/ Patrick D. Schwartz Authorized Representative
Dated: May 22, 2006
EXHIBIT INDEX
Exhibit Number	Exhibit
99 (a)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 1999-2 Securities.

99 (b)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2001-2 Securities.

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99 (c)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2002-4 Securities.

99 (d)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2004-1 Securities.

99 (e)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2004-2 Securities.

99 (f)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2005-1 Securities.

99 (g)

Monthly Statement to Securityholders' with respect to the distribution on May 22, 2006 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2005-2 Securities.

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